Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for GMAC Commercial Mortgage
Securities, Inc., Mortgage Pass-Through Certificates, Series 2004-C2 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class
A-1
JP Morgan Chase Bank NA
19,755,000
32%
14201 Dallas Parkway
Dallas, TX 75254

US Bank NA
31,890,000
52%
1555 N. Rivercenter Dr., Suite 0300
Milwaukee, WI 53212

Mellon Trust
5,580,000
9%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

A-1A
FHL/RETAIN
106,963,000
100%
155 Parkrun Drive
Mail Stop 5DN
McLean, VA 22102

A-2
JP Morgan Chase Bank NA
6,225,000
5%
14201 Dallas Parkway
Dallas, TX 75254

SG A merica
20,000,000
19%
1221 Avenue of the Americas
New York, NY 10020

Mellon Trust
19,020,000
18%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

SSB&T Co.
48,413,000
46%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

A-3
JP Morgan Chase Bank NA
18,325,000
21%
14201 Dallas Parkway
Dallas, TX 75254

Nomura FIX
5,000,000
5%
2 World Financial Center, Bldg B
New York, NY 10281-1198
BGI/IBT CO
5,000,000
5%
980 Ninth Street, Sixth Floor
Sacramento, CA 95814

SSB&T Co.
18,175,000
21%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Deutsche
21,855,000
25%
1251 Avenue of the Americas
New York, NY 10020

Morgan Stanley
16,446,000
19%
One Pierrepont Plaza, Seventh Floor
Brooklyn, NY 11201

A-4
The Bank of New York
30,875,000
7%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
89,092,000
20%
14201 Dallas Parkway
Dallas, TX 75254

SSB&T Co.
31,116,000
7%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

CS First Boston
35,000,000
8%
C/O ADP Proxy Services
51 Mercedes Way
Edgewood, NY 11717

IBT/IN CUS
54,386,000
12%
200 Clarendon Street, Ninth Floor
Corporate Actions Unit/TOP57
Boston, MA 02116

Deutsche
50,000,000
11%
1251 Avenue of the Americas
New York, NY 10020

JPMorgan Chase/GW CAP
23,500,000
5%
4 New York Plaza, 21 st Floor
New York, NY 10004

LHMNGV/LBI
39,500,000
9%
70 Hudson Street
Jersey City, NJ 07302

B
UBSSEC/CMO
24,678,000
96%
299 Park Avenue
New York, NY 10171

C
Citibank
10,504,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610

D
Citibank
18,675,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610

E Citibank 12,839,000 100% 3800 Citibank Center B3-15 Tampa, FL 33610